UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, 10th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On May 26, 2011, Westwood One, Inc. (the “Company” or “Westwood”) and Steven Kalin entered into a Separation Agreement evidencing the terms of his election to terminate his employment for “good reason” effective May 27, 2011 in accordance with the terms of his employment agreement. Pursuant to the Separation Agreement, Mr. Kalin will continue to receive his base salary ($425,000) in equal installments over one year contingent on his executing and not revoking a fully effective waiver and general release substantially in the form attached as Exhibit A to his employment agreement. He will also receive a bonus equal to $225,000 payable on July 26, 2011 (subject to a six-month delay to the extent such amount, in combination with other severance payments, exceeds the threshold specified under Section 17(b) of his employment agreement). Additionally, one-third of the stock option to purchase 200,000 shares of Company common stock awarded to Mr. Kalin on February 12, 2010 (i.e., the next tranche scheduled to vest on February 12, 2012, or 66,666 shares) immediately vested upon the termination date and will remain exercisable through August 27, 2011.

Item 1.02	Termination of a Material Definitive Agreement.

On May 26, 2011, Steven Kalin notified Westwood One that effective May 27, 2011, he was terminating his employment and employment agreement for “good reason” as described under the terms of his employment agreement. A copy of the Company’s employment agreement with Mr. Kalin was previously filed with the SEC. The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Section 5 Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 26, 2011, Steven Kalin elected to terminate his employment with Westwood One effective May 27, 2011. Mr. Kalin was President of the Metro Networks business sold on April 29, 2011 and was the Chief Operating Officer of Westwood One.

(e) The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02(e).

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Separation Agreement, effective as of May 27, 2011, by and between the Company and Steven Kalin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            WESTWOOD ONE, INC.

Date: May 27, 2011	By: /s/ David Hillman

Name: David Hillman Title: Chief Administrative Officer; EVP, Business Affairs; General Counsel and Secretary